Exhibit 10.3

GLOBAL CUSTODY AGREEMENT

AGREEMENT, dated as of November     , 2006 between PowerShares DB Multi-Sector Commodity Trust (the “Trust”), on its own behalf and on behalf of each of its series listed on Schedule A attached hereto (each, a “Customer”), and The Bank of New York (“Custodian”).

ARTICLE I

DEFINITIONS

Whenever used in this Agreement, the following words shall have the meanings set forth below:

1. “Authorized Person” shall be any person, whether or not an officer or employee of the Trust, on behalf of a Customer, duly authorized by Customer to give Oral and/or Written Instructions with respect to one or more Accounts, such persons to be designated in a Certificate of Authorized Persons which contains a specimen signature of such person.

2. “BNY Affiliate” shall mean any office, branch or subsidiary of The Bank of New York Company, Inc.

3. “Book-Entry System” shall mean the Federal Reserve/Treasury book-entry system for receiving and delivering securities, its successors and nominees.

4. “Business Day” shall mean any day on which Custodian, Book-Entry System and relevant Depositories are open for business.

5. “Depository” shall include the Book-Entry System, the Depository Trust Company, Euroclear, Clearstream Banking S.A. and any other securities depository, book-entry system or clearing agency (and their respective successors and nominees) authorized to act as a securities depository, book-entry system or clearing agency pursuant to applicable law and identified to Customer from time to time.

6. “Oral Instructions” shall mean instructions received verbally by Custodian.

7. “Securities” shall include, without limitation, any common stock and other equity securities, bonds, debentures and other debt securities, notes, mortgages or other obligations, and any instruments representing rights to receive, purchase, or subscribe for the same, or representing any other rights or interests therein (whether represented by a certificate or held in a Depository or a Subcustodian).

8. “Subcustodian” shall mean a bank or other financial institution (other than a Depository) which is utilized by Custodian in connection with the purchase, sale or custody of Securities hereunder and identified to Customer from time to time.

9. “Written Instructions” shall mean written communications actually received by Custodian by S.W.I.F.T., tested telex, letter, facsimile transmission, or other method or system specified by Custodian as available for use in connection with the services hereunder.

ARTICLE II

APPOINTMENT OF CUSTODIAN; ACCOUNTS;

REPRESENTATIONS AND WARRANTIES

1. The Trust, on behalf of each Customer, hereby appoints Custodian as custodian of all Securities and cash at any time delivered to Custodian during the term of this Agreement, and authorizes Custodian to hold Securities in registered form in its name or the name of its nominees. Custodian hereby accepts such appointment and agrees to establish and maintain one or more securities accounts and cash accounts (each such account being separate and distinct with respect to each Customer) in which Custodian will hold Securities and cash as provided herein. Such accounts (each, an “Account”; collectively, the “Accounts”) shall be in the name of the applicable Customer.

2. The Trust, on its own behalf and on behalf of each Customer, hereby represents and warrants, which representations and warranties shall be continuing and shall be deemed to be reaffirmed upon each Oral or Written Instruction given by Customer, that:

(a) The Trust is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(b) This Agreement has been duly authorized, executed and delivered by the Trust, on its own behalf and on behalf of each Customer, constitutes a valid and legally binding obligation of the Trust, on its own behalf and on behalf of each Customer, enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on the Trust, on its own behalf and on behalf of each Customer, prohibits the execution or performance of this Agreement; and

(c) Either the Trust, on behalf of each Customer, owns the Securities in the Accounts free and clear of all liens, claims, security interests and encumbrances (except those granted herein) or, if the Securities in an Account are owned beneficially by others, the Trust, on behalf of each Customer, has the right to pledge such Securities to the extent necessary to secure each Customer’s obligations hereunder, free of any right of redemption or prior claim by the beneficial owner. Custodian’s security interest pursuant to Article V hereof shall be a first lien and security interest subject to no setoffs, counterclaims or other liens prior to or on a parity with it in favor of any other party (other than specific liens granted preferred status by statute), and the Trust, on behalf of each Customer, shall take any and all additional steps which are required to assure Custodian of such priority and status, including notifying third parties or obtaining their consent to, Custodian’s security interest.

ARTICLE III

CUSTODY AND RELATED SERVICES

1. (a) Subject to the terms hereof, the Trust, on behalf of each Customer, hereby authorizes Custodian to hold any Securities received by it from time-to-time for the applicable Customer’s account. Custodian shall be entitled to utilize Depositories and Subcustodians to the extent possible in connection with its performance hereunder. Securities and cash deposited by Custodian in a Depository will be held subject to the rules, terms and conditions of such Depository. Securities and cash held through Subcustodians shall be held subject to the terms and conditions of Custodian’s agreements with such Subcustodians. Subcustodians may be authorized to hold Securities in central securities depositories or clearing agencies in which such Subcustodians participate. Unless otherwise required by local law or practice or a particular subcustodian agreement, Securities deposited with Subcustodians will be held in a commingled account in the name of Custodian as custodian or trustee for its customers. Custodian shall identify on its books and records the Securities and cash belonging to each Customer, whether held directly or indirectly through Depositories or Subcustodians, and shall maintain separate and distinct books and records for each Customer.

(b) Unless applicable law otherwise requires, Custodian shall hold Securities indirectly through a Subcustodian only if (i) the Securities are not subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors, including a receiver or trustee in bankruptcy or similar authority, except for a claim of payment for the safe custody or administration of Securities or for funds advanced on behalf of a Customer by such Subcustodian, and (ii) beneficial ownership of the Securities is freely transferable without the payment of money or value other than for safe custody or administration.

2. Custodian shall furnish the Trust, on behalf of each Customer, with an advice of daily transactions and a monthly summary of all transfers to or from the Accounts. The Trust, on behalf of each Customer, may elect to receive advices, confirmations, reports or statements electronically through the Internet to an email address specified by it for such purpose. By electing to use the Internet for this purpose, the Trust, on behalf of each Customer, acknowledges that such transmissions are not encrypted and therefore are insecure. The Trust, on its own behalf and on behalf of each Customer, further acknowledges that there are other risks inherent in communicating through the Internet such as the possibility of virus contamination and disruptions in service, and agrees that Custodian shall not be responsible for any loss, damage or expense suffered or incurred by the Trust or any Customer or any person claiming by or through the Trust or any Customer as a result of the use of such methods.

3. With respect to all Securities held hereunder, Custodian shall, unless otherwise instructed to the contrary:

(a) Receive all income and other payments and advise the Trust, on behalf of the relevant Customer, as promptly as practicable of any such amounts due but not paid;

(b) Present for payment and receive the amount paid upon all Securities which may mature and advise the Trust, on behalf of the relevant Customer, as promptly as practicable of any such amounts due but not paid;

(c) Forward to the relevant Customer copies of all information or documents that it may receive from an issuer of Securities which, in the opinion of Custodian, are intended for the beneficial owner of Securities;

(d) Execute, as custodian, any certificates of ownership, affidavits, declarations or other certificates under any tax laws now or hereafter in effect in connection with the collection of bond and note coupons;

(e) Hold directly or through a Depository or Subcustodian all rights and similar Securities issued with respect to any Securities credited to an Account hereunder; and

(f) Endorse for collection checks, drafts or other negotiable instruments.

4. (a) Custodian shall notify the Trust, on behalf of the relevant Customer, of such rights or discretionary actions or of the date or dates by when such rights must be exercised or such action must be taken provided that Custodian has received, from the issuer or the relevant Depository (with respect to Securities issued in the United States) or from the relevant Subcustodian, Depository or a nationally or internationally recognized bond or corporate action service to which Custodian subscribes, timely notice of such rights or discretionary corporate action or of the date or dates such rights must be exercised or such action must be taken. Absent actual receipt of such notice, Custodian shall have no liability for failing to so notify Customer.

(b) Whenever Securities (including, but not limited to, warrants, options, tenders, options to tender or non-mandatory puts or calls) confer optional rights on Customer or provide for discretionary action or alternative courses of action by Customer, Customer shall be responsible for making any decisions relating thereto and for directing Custodian to act. In order for Custodian to act, it must receive Customer’s Written Instructions at Custodian’s offices, addressed as Custodian may from time to time request, not later than noon at least two (2) Business Days prior to the last scheduled date to act with respect to such Securities (or such earlier date or time as Custodian may notify Customer). Absent Custodian’s timely receipt of such Written Instructions, Custodian shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Securities.

5. All voting rights with respect to Securities, however registered, shall be exercised by Customer or its designee. For Securities issued in the United States, Custodian’s only duty shall be to mail to Customer any documents (including proxy statements, annual reports and signed proxies) received by Custodian relating to the exercise of such voting rights. With respect to Securities issued outside of the United States, Custodian’s only duty shall be to provide Customer with access to a provider of global proxy services at Customer’s request. The relevant Customer shall be responsible for all costs associated with its use of such services.

6. Custodian shall promptly advise the Trust, on behalf of the applicable Customer, upon its notification of the partial redemption, partial payment or other action affecting less than all Securities of the relevant class. If Custodian, any Subcustodian or Depository holds any such Securities in which a Customer has an interest as part of a fungible mass, Custodian, such Subcustodian or Depository may select the Securities to participate in such partial redemption, partial payment or other action in any non-discriminatory manner that it customarily uses to make such selection.

7. Custodian shall not under any circumstances accept bearer interest coupons which have been stripped from United States federal, state or local government or agency securities unless explicitly agreed to by Custodian in writing.

8. The Trust, on behalf of each Customer, as applicable shall be liable for all taxes, assessments, duties and other governmental charges, including any interest or penalty with respect thereto (“Taxes”), with respect to any cash or Securities held on behalf of a Customer or any transaction related thereto. The Trust, on behalf of each Customer, as applicable shall indemnify Custodian and each Subcustodian for the amount of any Tax that Custodian, any such Subcustodian or any other withholding agent is required under applicable laws (whether by assessment or otherwise) to pay on behalf of, or in respect of income earned by or payments or distributions made to or for the account of a Customer (including any payment of Tax required by reason of an earlier failure to withhold). Custodian shall, or shall instruct the applicable Subcustodian or other withholding agent to, withhold the amount of any Tax which is required to be withheld under applicable law upon collection of any dividend, interest or other distribution made with respect to any Security and any proceeds or income from the sale, loan or other transfer of any Security. In the event that Custodian or any Subcustodian is required under applicable law to pay any Tax on behalf of a Customer, Custodian is hereby authorized to withdraw cash from any cash account for that particular Customer only, in the amount required to pay such Tax and to use such cash, or to remit such cash to the appropriate Subcustodian, for the timely payment of such Tax in the manner required by applicable law. If the aggregate amount of cash in all cash accounts is not sufficient to pay such Tax, Custodian shall promptly notify the Trust, on behalf of that Customer, of the additional amount of cash (in the appropriate currency) required, and the Trust, on behalf of that Customer, shall directly deposit such additional amount in the appropriate cash account promptly after receipt of such notice, for use by Custodian as specified herein. In the event that Custodian reasonably believes that a Customer is eligible, pursuant to applicable law or to the provisions of any tax treaty, for a reduced rate of, or exemption from, any Tax which is otherwise required to be withheld or paid on behalf of a Customer under any applicable law, Custodian shall, or shall instruct the applicable Subcustodian or withholding agent to, either withhold or pay such Tax at such reduced rate or refrain from withholding or paying such Tax, as appropriate; provided that Custodian shall have received from the Trust, on behalf of each Customer, all documentary evidence of residence or other qualification for such reduced rate or exemption required to be received under such applicable law or treaty. In the event that Custodian reasonably believes that a reduced rate of, or exemption from, any Tax is obtainable only by means of an application for refund, Custodian and the applicable Subcustodian shall have no responsibility for the accuracy or validity of any forms or documentation provided by the Trust on behalf of a Customer, to Custodian hereunder. The Trust, on behalf of each Customer, hereby agrees to indemnify and hold harmless Custodian and each Subcustodian in respect of any liability arising from any underwithholding or underpayment of any Tax which results from the inaccuracy or invalidity of any such forms or other documentation, and such obligation to indemnify shall be a continuing obligation of the applicable Customer, its successors and assigns, notwithstanding the termination of this Agreement.

9. (a) For the purpose of settling Securities and foreign exchange transactions, the Trust, on behalf of each Customer, shall provide Custodian with sufficient immediately available funds for all transactions by such time and date as conditions in the relevant market dictate. As used herein, “sufficient immediately available funds” shall mean either (i) sufficient cash denominated in the currency of each Customer’s home jurisdiction to purchase the necessary foreign currency, or (ii) sufficient applicable foreign currency to settle the transaction. Custodian shall provide the Trust, on behalf of each Customer, with immediately available funds each day which result from the actual settlement of all sale transactions, based upon advices received by Custodian from its Subcustodians and Depositories. Such funds shall be in the currency of Customer’s home jurisdiction or such other currency as the Trust, on behalf of the Customer, may specify to Custodian.

(b) Any foreign exchange transaction effected by Custodian in connection with this Agreement may be entered with Custodian or a BNY Affiliate acting as principal or otherwise through customary banking channels. The Trust, on behalf of each Customer, may issue standing Written Instructions with respect to foreign exchange transactions but Custodian may establish rules or limitations concerning any foreign exchange facility made available to a Customer. Each Customer shall bear all risks of investing in Securities or holding cash denominated in a foreign currency. Without limiting the foregoing, each Customer shall bear the risks that rules or procedures imposed by Depositories, exchange controls, asset freezes or other laws, rules, regulations or orders shall prohibit or impose burdens or costs on the transfer to, by or for the account of a Customer of Securities or cash held outside a Customer’s jurisdiction or denominated in a currency other than its home jurisdiction or the conversion of cash from one currency into another currency. Custodian shall not be obligated to substitute another currency for a currency whose transferability, convertibility or availability has been affected by such law, regulation, rule or procedure. Neither Custodian nor any Subcustodian shall be liable to a Customer for any loss resulting from any of the foregoing events.

10. To the extent that Custodian has agreed to provide pricing or other information services in connection with this Agreement, Custodian is authorized to utilize any vendor (including brokers and dealers of Securities) reasonably believed by Custodian to be reliable to provide such information. The Trust, on behalf of each Customer, understands that certain pricing information with respect to complex financial instruments (e.g., derivatives) may be based on calculated amounts rather than actual market transactions and may not reflect actual market values, and that the variance between such calculated amounts and actual market values may or may not be material. Where vendors do not provide information for particular Securities or other property, an Authorized Person may advise Custodian regarding the fair market value of, or provide other information with respect to, such Securities or property as determined by it in good faith. Custodian shall not be liable for any loss, damage or expense incurred as a result of errors or omissions with respect to any pricing or other information utilized by Custodian hereunder.

11. As an accommodation to each Customer, Custodian may provide consolidated recordkeeping services pursuant to which Custodian reflects on Account statements Securities positions for which Custodian has no safekeeping or other responsibility under this Agreement (“Non-Custody Securities”). Non-Custody Securities shall be designated on Custodian’s books as “shares not held” or by other similar characterization. The Trust, on its own behalf and on behalf of each Customer, acknowledges and agrees that Custodian shall rely, without independent verification, on information provided by the Trust on behalf of each Customer, regarding Non-Custody Securities

(including but not limited to Account positions and market valuations) and shall have no responsibility whatsoever with respect to Non-Custody Securities or the accuracy of any information maintained on Custodian’s books or set forth on account statements concerning Non-Custody Securities.

12. From time-to-time Custodian may make available to each Customer or its agent(s) certain investment and analytic tools (“Tools”) which may be used to evaluate Securities in the Account and compliance with each Customer’s investment guidelines and investment criteria. Such Tools, whether or not modified to meet specific needs of each Customer, are provided “AS IS” and CUSTODIAN DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE TOOLS, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, TITLE, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE. ANYTHING IN THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, CUSTODIAN SHALL NOT BE LIABLE FOR ANY LOSS, EXPENSE, DAMAGE, LIABILITY OR CLAIM SUFFERED OR INCURRED BY CUSTOMER OR ANY OTHER PERSON AS A RESULT OF USE OF, OR RELIANCE UPON, ANY TOOLS BY CUSTOMER OR ANY OTHER PERSON.

ARTICLE IV

PURCHASE AND SALE OF SECURITIES;

CREDITS TO ACCOUNT

1. Promptly after each purchase or sale of Securities by a Customer, an Authorized Person shall deliver to Custodian Written Instructions specifying all information necessary for Custodian to settle such purchase or sale. Custodian shall account for all purchases and sales of Securities on the actual settlement date unless otherwise agreed by Custodian.

2. The Trust, on behalf of each Customer, understands that when Custodian is instructed to deliver Securities against payment, delivery of such Securities and receipt of payment therefor may not be completed simultaneously. The Trust, on its own behalf and on behalf of each Customer, assumes full responsibility for all credit risks involved in connection with Custodian’s delivery of Securities pursuant to instructions of a Customer.

3. Custodian may, as a matter of bookkeeping convenience or by separate agreement with the Trust, on behalf of each Customer, credit the Account with the proceeds from the sale, redemption or other disposition of Securities or interest, dividends or other distributions payable on Securities prior to its actual receipt of final payment therefor. All such credits shall be conditional until Custodian’s actual receipt of final payment and may be reversed by Custodian to the extent that final payment is not received. Payment with respect to a transaction will not be “final” until Custodian shall have received immediately available funds which under applicable local law, rule and/or practice are irreversible and not subject to any security interest, levy or other encumbrance, and which are specifically applicable to such transaction.

ARTICLE V

OVERDRAFTS OR INDEBTEDNESS

1. If Custodian in its sole discretion advances funds in any currency hereunder or there shall arise for whatever reason an overdraft in an Account (including, without limitation, overdrafts incurred in connection with the settlement of securities transactions, funds transfers or foreign exchange transactions) or if a Customer is for any other reason indebted to Custodian, the Trust, on behalf of each Customer, agrees to repay Custodian on demand the amount of the advance, overdraft or indebtedness plus accrued interest at a rate ordinarily charged by Custodian to its institutional custody customers in the relevant currency.

2. In order to secure repayment of each separate Customer’s obligations to Custodian hereunder, the Trust, on behalf of each such Customer, hereby pledges and grants to Custodian a continuing lien and security interest in, and right of set-off against, all of such Customer’s right, title and interest in and to the Accounts and the Securities, money and other property now or hereafter held in the Accounts (including proceeds thereof), and any other property at any time held by it for the account of each respective Customer and not any other series of the Trust listed on Schedule A. In this regard, Custodian shall be entitled to all the rights and remedies of a pledgee and secured creditor under applicable laws, rules or regulations as then in effect.

ARTICLE VI

CONCERNING CUSTODIAN

1. (a) Except as otherwise expressly provided herein, Custodian shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys’ and accountants’ fees (collectively, “Losses”), incurred by or asserted against the Trust or a Customer, except those Losses arising out of the negligence or willful misconduct of Custodian. Custodian shall have no liability whatsoever for the action or inaction of any Depository. Subject to Section 1(b) below, Custodian’s responsibility with respect to any Securities or cash held by a Subcustodian is limited to the failure on the part of Custodian to exercise reasonable care in the selection or retention of such Subcustodian in light of prevailing settlement and securities handling practices, procedures and controls in the relevant market. With respect to any Losses incurred by the Trust or a Customer as a result of the acts or the failure to act by any Subcustodian (other than a BNY Affiliate), Custodian shall take appropriate action to recover such Losses from such Subcustodian; and Custodian’s sole responsibility and liability to the Trust or a Customer shall be limited to amounts so received from such Subcustodian (exclusive of costs and expenses incurred by Custodian). In no event shall Custodian be liable the Trust or to any Customer or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising in connection with this Agreement.

(b) Custodian may enter into subcontracts, agreements and understandings with any BNY Affiliate, whenever and on such terms and conditions as it deems necessary or appropriate to perform its services hereunder. No such subcontract, agreement or understanding shall discharge Custodian from its obligations hereunder.

(c) The Trust, on its own behalf and on behalf of each Customer, agrees to indemnify Custodian and hold Custodian harmless from and against any and all Losses sustained or incurred by or asserted against Custodian by reason of or as a result of any action or inaction, or arising out of Custodian’s performance hereunder, including reasonable fees and expenses of counsel incurred by Custodian in a successful defense of claims by a Customer; provided however, that the Trust, on its own behalf and on behalf or each Customer, as applicable, shall not indemnify Custodian for those Losses arising out of Custodian’s negligence or willful misconduct. This indemnity shall be a continuing obligation of the Trust, on its own behalf and on behalf of each Customer, as applicable, their respective its successors and assigns, notwithstanding the termination of this Agreement.

2. Without limiting the generality of the foregoing, Custodian shall be under no obligation to inquire into, and shall not be liable for, any losses incurred by a Customer or any other person as a result of the receipt or acceptance of fraudulent, forged or invalid Securities, or Securities which are otherwise not freely transferable or deliverable without encumbrance in any relevant market.

3. Custodian may, with respect to questions of law specifically regarding an Account, obtain the advice of counsel and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice.

4. Custodian shall be under no obligation to take action to collect any amount payable on Securities in default, or if payment is refused after due demand and presentment.

5. Custodian shall have no duty or responsibility to inquire into, make recommendations, supervise, or determine the suitability of any transactions affecting any Account.

6. The Trust, on behalf of each Customer, shall pay to Custodian the fees and charges as may be specifically agreed upon from time-to-time and such other fees and charges at Custodian’s standard rates for such services as may be applicable. A Customer shall reimburse Custodian for all costs associated with the conversion of that Customer’s Securities hereunder and the transfer of Securities and records kept in connection with this Agreement. The Trust, on behalf of each Customer, shall also reimburse Custodian for out-of-pocket expenses which are a normal incident of the services provided hereunder with respect to that Customer.

7. Custodian has the right to debit any cash account for any amount payable by a Customer in connection with any and all obligations of Customer to Custodian, whether or not relating to or arising under this Agreement. In addition to the rights of Custodian under applicable law and other agreements, at any time when a Customer shall not have honored any and all of its obligations to Custodian, Custodian shall have the right without notice to that Customer to retain or set-off, against such obligations of that Customer, any Securities or cash Custodian or a BNY Affiliate may directly or indirectly hold for the account of that Customer, and any obligations (whether matured or unmatured) that Custodian or a BNY Affiliate may have with respect to that Customer in any currency. Any such asset of, or obligation to, a Customer may be transferred to Custodian and any BNY Affiliate in order to effect the above rights.

8. (a) Subject to the terms below, Custodian shall be entitled to rely upon any Written or Oral Instructions actually received by Custodian and reasonably believed by Custodian to be duly authorized and delivered. The Trust, on behalf of each Customer, agrees that an Authorized Person shall forward to Custodian Written Instructions confirming Oral Instructions by the close of business of the same day that such Oral Instructions are given to Custodian. The Trust, on behalf of each Customer, agrees that the fact that such confirming Written Instructions are not received or that contrary Written Instructions are received by Custodian shall in no way affect the validity or enforceability of transactions authorized by such Oral Instructions and effected by Custodian.

(b) If Custodian receives Written Instructions which appear on their face to have been transmitted by an Authorized Person via (i) computer facsimile, email, the Internet or other insecure electronic method, or (ii) secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys, the Trust, on behalf of each Customer, understands and agrees that Custodian cannot determine the identity of the actual sender of such Written Instructions and that Custodian shall conclusively presume that such Written Instructions have been sent by an Authorized Person. The Trust, on behalf of each Customer, shall be responsible for ensuring that only Authorized Persons transmit such Written Instructions to Custodian and that all Authorized Persons treat applicable user and authorization codes, passwords and/or authentication keys with extreme care.

(c) The Trust, on behalf of each Customer, acknowledges and agrees that it is fully informed of the protections and risks associated with the various methods of transmitting Written Instructions to Custodian and that there may be more secure methods of transmitting Written Instructions than the method(s) selected by each Customer. The Trust, on behalf of each Customer, agrees that the security procedures (if any) to be followed in connection with its transmission of Written Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.

(d) If the Trust, on behalf of a Customer, elects to transmit Written Instructions through an on-line communication system offered by Custodian, a Customer’s use thereof shall be subject to the Terms and Conditions attached hereto as Appendix I. If the Trust, on behalf of a Customer, elects (with Custodian’s prior consent) to transmit Written Instructions through an on-line communications service owned or operated by a third party, the Trust, on behalf of each Customer, agrees that Custodian shall not be responsible or liable for the reliability or availability of any such service.

9. Upon reasonable request and provided Custodian shall suffer no significant disruption of its normal activities, the Trust, on behalf of each Customer, shall have access to Custodian’s books and records relating to the Accounts during Custodian’s normal business hours. Upon reasonable request, copies of any such books and records shall be provided to the Trust, on behalf of each Customer, at each Customer’s expense.

10. It is understood that Custodian is authorized to supply any information regarding the Accounts which is required by any law, regulation or rule now or hereafter in effect.

11. Custodian shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; it being understood that Custodian shall use its best efforts to resume performance as soon as practicable under the circumstances.

12. Custodian shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Custodian in connection with this Agreement.

ARTICLE VII

TERMINATION

The Trust, on behalf of each Customer, independently, and the Custodian may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of such notice. Upon termination hereof, the notifying Customer shall pay to Custodian such compensation as may be due to Custodian, and shall likewise reimburse Custodian for other amounts payable or reimbursable to Custodian hereunder. Custodian shall follow such reasonable Oral or Written Instructions concerning the transfer of custody of records, Securities and other items as such the Trust, on behalf of such Customer shall give; provided, that (a) Custodian shall have no liability for shipping and insurance costs associated therewith, and (b) full payment shall have been made to Custodian of its compensation, costs, expenses and other amounts to which it is entitled hereunder. If any Securities or cash remain in any Account, Custodian may deliver to the Trust, on behalf of such Customer, such Securities and cash. Except as otherwise provided herein, all obligations of the parties to each other hereunder shall cease upon termination of this Agreement. Termination of this Agreement by the Trust, on behalf of any Customer, shall not constitute termination by any other Customer unless separate notice is given.

ARTICLE VIII

GENERAL LIMITATION OF LIABILITY

Notwithstanding anything to the contrary provided herein, the Custodian agrees that, pursuant to Section 3804(a) of the Delaware Statutory Trust Act, the liabilities of each Customer shall be limited such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing and relating to this Agreement with respect to a particular Customer shall be enforceable against the assets of that particular Customer only, and not against the assets of the Trust or the assets of DB Multi-Sector Commodity Master Trust (the “Master Trust”) generally or the assets of any other Customer and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for, or otherwise existing and relating to this Agreement with respect to the Trust or

Master Trust generally and any other Customer shall be enforceable against the assets of such particular Customer.

ARTICLE IX

MISCELLANEOUS

1. The Trust, on behalf of each Customer, agrees to furnish to Custodian a new Certificate of Authorized Persons in the event of any change in the then present Authorized Persons. Until such new Certificate is received, Custodian shall be fully protected in acting upon Oral Instructions and Written Instructions of such present Authorized Persons.

2. Any notice or other instrument in writing, authorized or required by this Agreement to be given to Custodian, shall be sufficiently given if addressed to Custodian and received by it at its offices at One Wall Street, New York, New York 10286, or at such other place as Custodian may from time to time designate in writing.

3. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Trust or to a Customer shall be sufficiently given if addressed to the applicable Customer and received by it at its offices at c/o the Trust at 60 Wall Street, New York, New York 10005, or at such other place as the Trust, on its own behalf, or on behalf of each Customer may from time-to-time designate in writing.

4. Each and every right granted to each party hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time-to-time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by any party of any right preclude any other or future exercise thereof or the exercise of any other right.

5. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided however, that this Agreement shall not be assignable by the Trust, or the Trust on behalf of each Customer, independently, or the Custodian without the written consent of the other.

6. (a) Except with respect to Article VIII above, which shall be construed, interpreted, and enforced in accordance with and governed by the laws of the State of Delaware, this Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. Customer and Custodian hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Trust, on behalf of each Customer, hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Trust, on its own behalf and on behalf of each Customer, and the Custodian each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

(b) The parties hereto agree that the establishment and maintenance of the Account, and all interests, duties and obligations with respect thereto, shall be governed by the laws of the State of New York.

(c) For Governmental Entities: To the extent that in any jurisdiction a Customer may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, the Trust, on behalf of each Customer, irrevocably agrees not to claim, and it hereby waives, such immunity.

7. The parties hereto agree that in performing hereunder, Custodian is acting solely on behalf of Customer and no contractual or service relationship shall be deemed to be established hereby between Custodian and any other person.

8. The Trust, on behalf of each Customer, hereby acknowledges that Custodian is subject to federal laws, including the Customer Identification Program (CIP) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which Custodian must obtain, verify and record information that allows Custodian to identify Customer. Accordingly, prior to opening an Account hereunder Custodian will ask Customer to provide certain information including, but not limited to, customer’s name, physical address, tax identification number and other information that will help Custodian to identify and verify each

Customer’s identity such as organizational documents, certificate of good standing, license to do business or other pertinent identifying information. The Trust, on behalf of each Customer, agrees that Custodian cannot open an Account hereunder unless and until Custodian verifies each Customer’s identity in accordance with its CIP.

9. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

Reminder of page left blank intentionally. Signature Pages follow.

IN WITNESS WHEREOF, Customer and Custodian have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

By:	DB COMMODITY SERVICES LLC,
as Managing Owner of PowerShares DB
Multi-Sector Commodity Trust

By:
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:
Name:	Gregory Collett
Title:	Chief Operating Officer

Tax Identification No:

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST WITH RESPECT TO POWERSHARES DB ENERGY FUND

By:	DB COMMODITY SERVICES LLC,
as Managing Owner of PowerShares DB
Energy Fund

By:
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:
Name:	Gregory Collett
Title:	Chief Operating Officer

Tax Identification No:

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST WITH RESPECT TO POWERSHARES DB OIL FUND

By:	DB COMMODITY SERVICES LLC,
as Managing Owner of PowerShares DB
Oil Fund

By:
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:
Name:	Gregory Collett
Title:	Chief Operating Officer

Tax Identification No:

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST WITH RESPECT TO POWERSHARES DB PRECIOUS METALS FUND

By:	DB COMMODITY SERVICES LLC,
as Managing Owner of PowerShares DB
Precious Metals Fund

By:
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:
Name:	Gregory Collett
Title:	Chief Operating Officer

Tax Identification No:

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST WITH RESPECT TO POWERSHARES DB GOLD FUND

By:	DB COMMODITY SERVICES LLC, as Managing Owner of PowerShares DB
Gold Fund

By:
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:
Name:	Gregory Collett
Title:	Chief Operating Officer

Tax Identification No:

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST WITH RESPECT TO POWERSHARES DB SILVER FUND

By:	DB COMMODITY SERVICES LLC,
as Managing Owner of PowerShares DB
Silver Fund

By:
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:
Name:	Gregory Collett
Title:	Chief Operating Officer

Tax Identification No:

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST WITH RESPECT TO POWERSHARES DB BASE METALS FUND

By:	DB COMMODITY SERVICES LLC, as Managing Owner of PowerShares DB
Base Metals Fund

By:
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:
Name:	Gregory Collett
Title:	Chief Operating Officer

Tax Identification No:

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST WITH RESPECT TO POWERSHARES DB AGRICULTURE FUND

By:	DB COMMODITY SERVICES LLC, as Managing Owner of PowerShares DB
Agriculture Fund

By:
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:
Name:	Gregory Collett
Title:	Chief Operating Officer

Tax Identification No:

THE BANK OF NEW YORK

By:
Name:
Title:

SCHEDULE A

PowerShares DB Energy Fund

PowerShares DB Oil Fund

PowerShares DB Precious Metals Fund

PowerShares DB Gold Fund

PowerShares DB Silver Fund

PowerShares DB Base Metals Fund

PowerShares DB Agriculture Fund

APPENDIX I

ON-LINE BANKING AND COMMUNICATIONS SYSTEMS (THE “SYSTEMS”

TERMS AND CONDITIONS

1. License; Use. (a) This Appendix I shall govern Customer’s use of online communications, information delivery, and electronic banking systems, that Custodian may provide to Customer, such as The Bank of New York Inform ™ and The Bank of New York CA$H-Register Plus®, and any computer software and documentation provided by Custodian to Customer in connection therewith (collectively, the “Systems”). In the event of any conflict between the terms of this Appendix I and the main body of this Agreement with respect to Customer’s use of the Systems, the terms of this Appendix I shall control.

(b) Upon delivery to Customer of System access codes, Custodian grants to Customer a personal, nontransferable and nonexclusive license to use the Software and the System solely for the purpose of transmitting Written Instructions, receiving reports, making inquiries or otherwise communicating with Custodian in connection with the Account(s). Customer shall use the Systems solely for its own internal and proper business purposes and not in the operation of a service bureau. Except as set forth herein, no license or right of any kind is granted to Customer with respect to the Systems. Customer acknowledges that Custodian and its suppliers retain and have title and exclusive proprietary rights to the Systems, including any trade secrets or other ideas, concepts, know-how, methodologies, information incorporated therein and the exclusive rights to any copyrights, trade dress, look and feel, trademarks and patents (including registrations and applications for registration of either), other statutory or legal protections available in respect thereof. Customer further acknowledges that all or a part of the Systems may be copyrighted or trademarked (or a registration or claim made therefor) by Custodian or its suppliers. Customer shall not take any action with respect to the Systems inconsistent with the foregoing acknowledgments, nor shall Customer attempt to decompile, reverse engineer or modify the System. Customer may not copy, sell, lease or provide, directly or indirectly, the Systems or any portion thereof to any other person or entity without Custodian’s prior written consent. Customer may not remove any statutory copyright notice or other notice included in the System or on any media containing the Systems or any portion thereof. Customer shall reproduce any such notice on any reproduction of a System and shall add any statutory copyright notice or other notice to the Systems or media upon Custodian’s request.

(c) If Customer subscribes to any database service provided by Custodian in connection with its use of the Systems, delivery of such database to Customer shall constitute the granting by Custodian to Customer of a non-exclusive, non-transferable license to use such database for so long as this Appendix I is in effect. It is understood and agreed that any database supplied by Custodian is derived from sources which Custodian believes to be reliable but Custodian does not, and cannot for the fees charged, guarantee or warrant that the data is correct, complete or current. All such databases are provided as an accommodation by Custodian to its customers and are compiled without any independent investigation by Custodian. However, Custodian will revise each database on a periodic basis as Custodian, in its discretion, deems necessary and appropriate. Customer also agrees that Customer will promptly install all updates and revisions to each database which Custodian provides and that Custodian cannot bear any responsibility whatsoever for Customer’s failure to do so. CUSTODIAN IS NOT RESPONSIBLE FOR ANY RESULTS OBTAINED BY CUSTOMER FROM USE OF DATABASE SERVICES PROVIDED BY CUSTODIAN.

2. Equipment. Customer shall obtain and maintain at its own cost and expense all equipment and services, including but not limited to communications services, necessary for it to utilize and obtain access to the Systems, and Custodian shall not be responsible for the reliability or availability of any such equipment or services.

3. Proprietary Information. The Systems, any data base and any proprietary data, processes, information and documentation made available to Customer (other than which are or become part of the public domain or are legally required to be made available to the public) (collectively, the ““Information”“), are the exclusive and confidential property of Custodian or its suppliers. However, for the avoidance of doubt, reports generated by Customer containing information relating to the Account(s) are not deemed to be within the meaning of the term “Information.”. Customer shall keep the Information confidential by using the same care and discretion that Customer uses with respect to its own confidential property and trade secrets, but not less than reasonable care. Upon termination of the Agreement or the licenses granted herein for any reason, Customer shall return to Custodian any and all copies of the Information which are in its possession or under its control. The provisions of this Section 3 shall not affect the copyright status of any of the Information which may be copyrighted and shall apply to all information whether or not copyrighted.

4. Modifications. Custodian reserves the right to modify the System from time to time and Customer shall implement new releases of the Systems as Custodian may direct. Customer agrees not to modify or attempt to modify the System without Custodian’s prior written consent. Customer acknowledges that any modifications to the Software, whether by Customer or Custodian and whether with or without ‘Custodian’s consent, shall become the property of Custodian.

5. NO REPRESENTATIONS OR WARRANTIES: CUSTODIAN AND ITS MANUFACTURERS AND SUPPLIERS MAKE NO WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE SYSTEMS, ANY SERVICES OR ANY DATABASE, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. CUSTOMER ACKNOWLEDGES THAT THE SOFTWARE, THE SYSTEMS, ANY SERVICES AND ANY DATABASE ARE PROVIDED “AS IS.” TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT SPECIAL, OR CONSEQUENTIAL, WHICH CUSTOMER MAY INCUR IN CONNECTION WITH THE SYSTEMS, SERVICES OR ANY DATABASE, EVEN IF CUSTODIAN OR SUCH SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND THEIR REASONABLE CONTROL.

6. Security; Reliance; Unauthorized Use. Custodian will establish security procedures to be followed in connection with the Systems. Customer understands and agrees that the security procedures are intended to determine whether instructions received by Custodian through the Systems are authorized but are not (unless otherwise specified in writing) intended to detect any errors contained in such instructions. Customer will cause all persons utilizing the Software and the Systems to treat all applicable user and authorization codes, passwords and authentication keys with the highest degree of care and confidentiality. Custodian is hereby irrevocably authorized to comply with and rely upon on Written Instructions, whether or not authorized, received by it through the Systems in accordance with the security procedures. Customer acknowledges that it is its sole responsibility to assure that only Authorized Persons use the Systems and that to the fullest extent permitted by applicable law Custodian shall not be responsible nor liable for any unauthorized use thereof or for any losses sustained by Customer arising from or in connection with the use of the Systems or Custodian’s reliance upon and compliance with Written Instructions received through the System.

7. System Acknowledgments. Custodian shall acknowledge through the Systems its receipt of each transmission communicated through the Systems, and in the absence of such acknowledgment Custodian shall not be liable for any failure to act in accordance with such transmission and Customer may not claim that such transmission was received by Custodian.

8. Viruses. Customer agrees to use reasonable efforts to prevent the transmission to the Systems of any software or file which contains any viruses, worms, harmful component or corrupted data and agrees not to use any device, software, or routine to interfere or attempt to interfere with the proper working of the Systems.

9. Encryption. Customer acknowledges and agrees that encryption may not be available for every communication through the Systems, or for all data. Customer agrees that Custodian may deactivate any encryption features at any time, without notice or liability to Customer, for the purpose of maintaining, repairing or troubleshooting the System or the Software.

10. On-Line Inquiry and Modification of Records. In connection with Customer’s use of the Systems, Custodian may, at Customer’s request, permit Customer to enter data directly into a Custodian database for the purpose of modifying certain information maintained by Custodian’s systems, including, but not limited to, change of address information. To the extent that Customer is granted such access, Customer agrees to indemnify and hold Custodian harmless from all loss, liability, cost, damage and expense (including attorney’s fees and expenses) to which Custodian may be subjected or which may be incurred in connection with any claim which may arise out of or as a result of changes to Custodian database records initiated by Customer.

11. Agents. Customer may, on advance written notice to the Custodian, permit its agents and contractors (“Agents”) to access and use the Systems on Customer’s behalf, except that the Custodian reserves the right to prohibit Customer’s use of any particular Agent for any reason. Customer shall require its Agent(s) to agree in writing to be bound by the terms of the Agreement, and Customer shall be liable and responsible for any act or omission of such Agent in the same manner, and to the same extent, as though such act or omission were that of Customer. Each submission of a Written Instruction, request for information or other communication by the Agent through a System shall constitute a representation and warranty by the Customer that the Agent continues to be duly authorized by the Customer to so act on its behalf and the Custodian may rely on the representations and warranties made herein in complying with such Written Instruction, request or communication. Any Written Instruction, information request or other communication through the System by an Agent shall be deemed that of Customer, and Customer shall be bound thereby whether or not authorized. Customer may, subject to the terms of this Agreement and upon advance written notice to the Bank, provide a copy of the system user manuals to its Agent if the Agent requires such copies to use the Systems on Customer’s behalf. Upon cessation of any such Agent’s services, Customer shall promptly terminate such Agent’s access to the ,Systems and retrieve from the Agent any copies of the manuals and destroy them.

CERTIFICATE OF AUTHORIZED PERSONS

(Customer - Oral and Written Instructions)

The undersigned hereby certifies that he/she is the duly elected and acting                                               of PowerShares DB                              Fund (“Customer”), a series of PowerShares DB Multi-Sector Commodity Trust (the “Trust”), and further certifies that the following officers or employees of the Trust, on behalf of the Customer, have been duly authorized in conformity with the Trust’s Amended and Restated Declaration of Trust and Trust Agreement to deliver Oral and Written Instructions to The Bank of New York (“BNY”) pursuant to the Global Custody Agreement between the Customer and BNY dated                          , 2006, and that the signatures appearing opposite their names are true and correct:

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

This certificate supersedes any certificate of authorized individuals you may currently have on file.

[corporate seal]	POWERSHARES DB MULTI-SECTOR COMMODITY TRUST WITH RESPECT TO POWERSHARES DB FUND

	By:	DB COMMODITY SERVICES LLC,
as Managing Owner of PowerShares DB
Fund

By:
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:
	Name:	Gregory Collett
	Title:	Chief Operating Officer

CUSTODY ACCOUNT AGENCY AUTHORIZATION

Reference is made to the Global Custody Agreement (the “Custody Agreement”) dated as of                          , 2006 between PowerShares DB Multi-Sector Commodity Trust (the Trust”) and PowerShares DB                      Fund (the “Customer”), other Series of the Trust and The Bank of New York (“BNY”).

This is to advise BNY that for the account(s) identified below Customer has duly authorized the following investment managers (each, an “Investment Manager”) to act as Customer’s agent for the purpose of (a) delivering Oral and Written Instructions to BNY (as defined in the Custody Agreement), and/or (b) buying and selling foreign currency (on a spot and forward basis) and options to buy and sell foreign currency, as such purposes are designated below, and to confirm to BNY that all actions taken by BNY in reliance upon such authorization (whether in its capacity as custodian or counterparty) shall be binding on Customer.

Investment Manager	Account Title/Number	Inst.	F/X
_____________________________	________________	_________	_________

_____________________________	________________	_________	_________

_____________________________	________________	_________	_________

_____________________________	________________	_________	_________

_____________________________	________________	_________	_________

_____________________________	________________	_________	_________

_____________________________	________________	_________	_________

_____________________________	________________	_________	_________

[corporate seal]	POWERSHARES DB MULTI-SECTOR COMMODITY TRUST WITH RESPECT TO POWERSHARES DB FUND

	By:	DB COMMODITY SERVICES LLC,
as Managing Owner of PowerShares DB
Fund

By:
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:
	Name:	Gregory Collett
	Title:	Chief Operating Officer

CERTIFICATE OF AUTHORIZED PERSONS

(Investment Manager - Oral and Written Instructions)

Re:	Account Name:

Account Number:

The undersigned hereby certifies that he/she is the duly elected and acting                          of DB Commodity Services LLC (the “Investment Manager”), and further certifies that the following officers or employees of the Investment Manager have been duly authorized in conformity with the Investment Manager’s organizational documents to deliver oral and written instructions to The Bank of New York (“BNY”) with respect to the above-referenced Account, and that the signatures appearing opposite their names are true and correct:

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Remainder of page left blank intentionally. Signature page follows.

This certificate supersedes any certificate of authorized individuals you may currently have on file.

[corporate seal]	DB COMMODITY SERVICES LLC,

By:
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:
	Name:	Gregory Collett
	Title:	Chief Operating Officer

CERTIFICATE OF AUTHORIZED PERSONS

(Customer - Foreign Exchange)

The undersigned hereby certifies that he/she is the duly elected and acting                                                       of                                                                                        (the “Corporation”), and further certifies that the following officers or employees of the Corporation have been duly authorized in conformity with the Corporation’s Articles of Incorporation and By-Laws to enter into contracts with The Bank of New York (“BNY”) to buy and sell foreign currency (on a spot and forward basis) and options to buy and sell foreign currency on behalf of the Corporation or any Account (“F/X Transactions”), and that the signatures appearing opposite their names are true and correct:

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

and further certifies that the following officers or employees of the Corporation have been duly authorized in conformity with the Corporation’s Articles of Incorporation and By-Laws to confirm, orally and in writing, the terms of F/X Transactions entered with BNY, and that the signatures appearing opposite their names are true and correct:

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

This certificate supersedes any certificate of authorized individuals you may currently have on file.

[corporate seal]	POWERSHARES DB MULTI-SECTOR COMMODITY TRUST WITH RESPECT TO POWERSHARES DB FUND

	By:	DB COMMODITY SERVICES LLC,
as Managing Owner of PowerShares DB
Fund

By:
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:
	Name:	Gregory Collett
	Title:	Chief Operating Officer

CERTIFICATE OF AUTHORIZED PERSONS

(Investment Manager - Foreign Exchange)

Re:	Account Name:

Account Number:

The undersigned hereby certifies that he/she is the duly elected and acting                                                   of DB Commodity Services LLC (the “Investment Manager”), and further certifies that the following officers or employees of the Investment Manager have been duly authorized in conformity with the Investment Manager’s organizational documents to enter into contracts with The Bank of New York (“BNY”) to buy and sell foreign currency (on a spot and forward basis) and options to buy and sell foreign currency on behalf of the above-referenced Account (“F/X Transactions”), and that the signatures appearing opposite their names are true and correct:

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

and further certifies that the following officers or employees of the Investment Manager have been duly authorized in conformity with the Investment Manager’s organizational documents to confirm, orally and in writing, the terms of F/X Transactions entered by the Investment Manager with BNY, and that the signatures appearing opposite their names are true and correct:

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

This certificate supersedes any certificate of authorized individuals you may currently have on file.

[corporate seal]	DB COMMODITY SERVICES LLC,

By:
	Name:	Kevin Rich
	Title:	Director and Chief Executive Officer

By:
	Name:	Gregory Collett
	Title:	Chief Operating Officer